UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2010

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 4, 2010, Mannatech, Incorporated, a Texas corporation (the “Company”), and Dutchess Opportunity Fund, II, LP, a Delaware limited partnership (the “Investor”), entered into an Amendment to Investment Agreement (the “Amendment”) to amend that certain Investment Agreement, dated as of September 16, 2010, by and between the Company and the Investor (the “Investment Agreement”).  The Amendment amends the Investment Agreement to prohibit any assignment of the parties’ rights and obligations thereunder.

The foregoing description of the Amendment is qualified in its entirely by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit Number	Exhibit
10.1	Amendment to Investment Agreement, dated as of October 4, 2010, by and between Mannatech, Incorporated and Dutchess Opportunity Fund, II, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: October 5, 2010	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Amendment to Investment Agreement, dated as of October 4, 2010, by and between Mannatech, Incorporated and Dutchess Opportunity Fund, II, LP.